SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Schedule of Annual Rate of Depreciation

Property plant and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets. Annual rates of depreciation are as follows:

%

Factory and other buildings	4
Machinery and equipment	7 - 33
Office furniture and equipment	6 - 33

Schedule of Fair Value of Stock Options Valuation Assumptions

The fair value for the Company’s stock options granted to employees and directors was estimated using a Black-Scholes option-pricing model with the following weighted-average assumptions:

	December 31,
	2020	2019

Dividend yield	0%	0%
Risk-free interest rate	0.52%	1.81%
Expected term (in years)	4.22	4.22
Volatility	55%	63%

Summary of Changes in Accumulated Other Comprehensive Income

The following table summarizes the changes in accumulated balances of other comprehensive income, net of taxes for the years ended December 31, 2018 (no other comprehensive income was recorded in 2019 and 2020):

Accumulated foreign currency translation differences

Balance as of December 31, 2017	$392
Net current period other comprehensive loss	(172)

Balance as of December 31, 2018	$220

Schedule of Reconciliation of Cash and Cash Equivalents and Restricted Deposits

The following table provides a reconciliation of cash and cash equivalents and restricted deposits reported within the consolidated balance sheets that sum to the total of such amounts in the consolidated statements of cash flows:

	December 31,
	2020	2019	2018

Cash and cash equivalents	$36,289	$13,754	$20,814
Restricted cash	567	380	422

Cash and cash equivalents and restricted cash	$36,856	$14,134	$21,236